Short Term Bank Loans	6 Months Ended
Jun. 30, 2023
Short-Term Bank Loans [Abstract]
SHORT TERM BANK LOANS

NOTE 5 - SHORT-TERM BANK LOANS:

On May 25, 2022, CyberKick entered into a revolving line of credit agreement with United Mizrahi-Tefahot Bank Ltd. (the “Bank”), in an amount of up to $2 million for a period of 12 months, at an interest rate of Secured Overnight Financing Rate (“SOFR”) plus 5.5% per annum, to be paid quarterly for the actual withdrawn balance. The line of credit is limited at a 3X multiple on the most updated monthly revenues of CyberKick, is secured against all of the assets of CyberKick, is guaranteed by Alarum Technologies Ltd. and includes a refundable deposit by the Company of $500 thousand. The line of credit can be consummated by revolving 3-month loans and was scheduled to expire on March 31, 2023.

On April 13, 2023, the line of credit agreement was extended until March 31, 2024, under the same terms.

As of June 30, 2023 and December 31, 2022, the balance of all revolving 3-month loans, including accrued interest, was $1,601 thousand and $1,606 thousand, respectively. For the six months ended June 30, 2023 and 2022, interest expenses related to this credit line were $83 thousand and $0 thousand, respectively.